UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2022, Xtant Medical Holdings, Inc. (the “Company”) announced the appointment of Scott Neils as Interim Chief Financial Officer to succeed Greg Jensen, the Company’s current Vice President, Finance and Chief Financial Officer, whose employment terminated effective as of January 3, 2022.

Mr. Neils, age 37, has 15 years of experience focused on public accounting and corporate finance and has served as the Company’s Controller since August 2019. In this role, Mr. Neils gained extensive experience managing the Company’s finance and accounting functions. Prior to joining Xtant Medical, Mr. Neils served as Audit Senior Manager at Baker Tilly US, LLP (formerly Baker Tilly Virchow Krause, LLP), an advisory, tax and assurance firm, from November 2015 to August 2019. Prior to that position, Mr. Neils was at Grant Thornton LLP, an accounting and advisory organization, from September 2007 to November 2015, most recently as Audit Manager. Mr. Neils is a Certified Public Accountant. He holds a Bachelor of Science in Business in Accounting and a Master of Accountancy from the Carlson School of Management at the University of Minnesota.

In connection with his appointment as an executive officer of the Company, Mr. Neils and the Company entered into an offer letter agreement and indemnification agreement. Under the terms of the offer letter agreement, Mr. Neils will be paid an annual base salary of $300,000, will be eligible to receive an annual bonus with a target bonus opportunity equal to 35% of his annual base salary and will be granted an option to purchase 109,164 shares of the Company’s common stock and a restricted stock unit award covering 88,983 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”), effective as of January 15, 2022, which is the 15th day of the month after his first date of employment, consistent with the Company’s equity grant policy. The options will have a 10-year term and a per share exercise price equal to the “fair market value” (as defined in the Plan) of the Company’s common stock on the grant date. The options will vest with respect to 25% of the shares of common stock purchasable thereunder on the one-year anniversary of the grant date and quarterly thereafter and the restricted stock units will vest in four equal annual installments, in each case conditioned upon Mr. Neils’s continued employment with the Company and/or its subsidiaries from the grant date until the respective vesting date.

The indemnification agreement with Mr. Neils will be substantially similar to the indemnification agreements between the Company and its executive officers and may require the Company, among other things, to indemnify Mr. Neils for costs associated with any fees, expenses, judgments, fines and settlement amounts incurred by him or on his behalf in any action or proceeding to which he is, or is threatened to be, made a party by reason of his service as an officer, including any action by the Company, arising out of his service as an officer or his services provided to any other company or enterprise at the Company’s request.

In connection with Mr. Jensen’s departure, the Company and Mr. Jensen expect to enter into a standard and customary separation agreement and release pursuant to which the Company will agree to provide Mr. Jensen certain severance benefits, as provided in his Amended and Restated Employment Agreement effective as of August 8, 2019 with the Company, contingent upon his execution, delivery and non-revocation of a release of claims against the Company and its subsidiaries and affiliates and compliance with certain covenants contained therein and in his Amended and Restated Employment Agreement.

The foregoing summary description of the offer letter agreement, option award, restricted stock unit award and indemnification agreement with Mr. Neils does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter agreement, form of option award agreement, form of restricted stock unit award agreement and form of indemnification agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 3, 2022, the Company issued a press release announcing the management change described above, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter dated as of January 3, 2022 between Xtant Medical Holdings, Inc. and Scott Neils (filed herewith)

10.2	Form of Employee Stock Option Award Agreement for use with the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2018 (SEC File No. 001-34951))

10.3	Form of Employee Restricted Stock Unit Award Agreement for use with the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2018 (SEC File No. 001-34951))

10.4	Form of Indemnification Agreement for Directors and Officers (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 (SEC File No. 001-34951))

99.1	Press Release dated January 3, 2022 (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: January 3, 2022